EXHIBIT 99.5

                                  $431,894,000
                                  (Approximate)
                                  GSAMP 2004-WF
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates


Overview of the Offered Certificates
------------------------------------

                Approximate          Primary           Expected       Initial           Estimated      Principal           Expected
                 Principal         Collateral           Credit      Pass-Through        Avg. Life    Payment Window      S&P/ Moodys
Certificates   Balance (1)(4)         Group            Support        Rate  (5)         (yrs)  (2)       (2) (3)           Ratings
------------   --------------         -----            -------        ---------         ----------       -------           -------
        A-1A   $145,903,000            Group I          16.50%      LIBOR + [__]%           2.55      12/04 - 11/11        AAA/Aaa
        A-1B    $36,476,000            Group I          16.50%      LIBOR + [__]%           2.55      12/04 - 11/11        AAA/Aaa
        A-2A    $42,454,000           Group II          16.50%      LIBOR + [__]%           1.00      12/04 - 10/06        AAA/Aaa
        A-2B    $27,879,000           Group II          16.50%      LIBOR + [__]%           3.00      10/06 - 10/09        AAA/Aaa
        A-2C    $13,783,000           Group II          16.50%      LIBOR + [__]%           6.43      10/09 - 11/11        AAA/Aaa
        A-2D   $100,000,000           Group II          16.50%      LIBOR + [__]%           2.55      12/04 - 11/11        AAA/Aaa
         M-1    $31,383,000       Group I & II           9.35%      LIBOR + [__]%           4.83      02/08 - 11/11         AA/Aa2
         M-2    $16,459,000       Group I & II           5.60%      LIBOR + [__]%           4.79      01/08 - 11/11           A/A2
         M-3     $4,389,000       Group I & II           4.60%      LIBOR + [__]%           4.78      12/07 - 11/11          A-/A3
         B-1     $4,389,000       Group I & II           3.60%      LIBOR + [__]%           4.76      12/07 - 11/11      BBB+/Baa1
         B-2     $4,389,000       Group I & II           2.60%      LIBOR + [__]%           4.76      12/07 - 11/11       BBB/Baa2
         B-3     $4,390,000       Group I & II           1.60%      LIBOR + [__]%           4.64      12/07 - 11/11      BBB-/Baa3
Total          $431,894,000

Not Offered Certificates
------------------------

         B-4     $4,389,000       Group I & II           0.60%              6.00%            N/A                N/A            N/A

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 8% CPR.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(3) The Last Scheduled Distribution Date for the A-2A Certificates is the Distribution Date in November 2013. The Last Scheduled Distribution Date for the other Offered Certificates is the Distribution Date in October 2034.

(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(5) See the "Structure of the Principal Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.

Selected Mortgage Pool Data  (6)
---------------------------  ---

                                                              Group I            Group II           Aggregate
Scheduled Principal Balance:                             $220,109,838        $222,201,536        $442,311,374
Number of Mortgage Loans:                                       1,533               1,318               2,851
Average Scheduled Principal Balance:                         $143,581            $168,590            $155,143
Weighted Average Gross Coupon:                                  7.453%              7.518%              7.485%
Weighted Average Net Coupon: (7)                                6.918%              6.983%              6.950%
Weighted Average Current FICO Score:                              604                 605                 605
Weighted Average Original LTV Ratio:                            81.69%              81.50%              81.59%
Weighted Average Effective Original LTV Ratio: (8)              74.51%              75.55%              75.03%
Weighted Average Stated Remaining Term (months):                  358                 358                 358
Weighted Average Seasoning(months):                                 2                   2                   2
Weighted Average Months to Roll:                                   22                  22                  22
Weighted Average Gross Margin: (9)                               5.37%               5.36%               5.36%
Weighted Average Initial Rate Cap: (9)                           3.00%               3.00%               3.00%
Weighted Average Periodic Rate Cap: (9)                          1.01%               1.02%               1.01%
Weighted Average Gross Maximum Lifetime Rate: (9)               13.45%              13.52%              13.49%

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing, trustee, and transaction oversight manager fees.

(8) Represents the LTV recalculated to include the effect of Mortgage Insurance on applicable loans in the pool.

(9) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

|X| The mortgage loans in the transaction consist of sub-prime adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Wells Fargo Home Mortgage, Inc. ("Wells Fargo").

|X| Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 0.60% and excess spread.

|X| The Mortgage Loans will be serviced by Wells Fargo Home Mortgage, Inc. ("Wells Fargo").

|X| None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

|X| The transaction will be modeled on INTEX as "GSA04WF" and on Bloomberg as "GSAMP 04-WF".

|X| The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:    November 23, 2004

Cut-off Date:             November 1, 2004

Statistical Calculation   October 1, 2004
Date:

Expected Pricing Date:    On or before October 20, 2004

First Distribution Date:  December 27, 2004

Key Terms
---------

Offered Certificates:     Class A, Class M, Class B-1, Class B-2 and Class B-3
                          Certificates

Class A Certificates:     Class A-1 Certificates and Class A-2 Certificates

Class A-1 Certificates:   Class A-1A and Class A-1B Certificates

Class A-2 Certificates:   Class A-2A, Class A-2B, Class A-2C and Class A-2D
                          Certificates

Class M Certificates:     Class M-1, Class M-2, and Class M-3 Certificates

Class B Certificates:     Class B-1, Class B-2, Class B-3, and Class B-4
                          Certificates

Principal Certificates:   Class A, Class M and Class B Certificates

Depositor:                GS Mortgage Securities Corp.

Lead Manager:             Goldman, Sachs & Co.

Servicer:                 Wells Fargo Home Mortgage, Inc.

Trustee:                  Deutsche Bank National Trust Company

Transaction Oversight     Portfolio Reconnaissance Services
Manager:

Servicing Fee:            50 bps

Trustee Fee:              0.62 bps

Transaction Oversight
Manager Fee:              2.875 bps

Distribution Date:        25th day of the month or the following Business Day

Last Scheduled            For the Class A-2A Certificates, the Distribution Date
Distribution Date:        occurring in November 2013, For all the other Offered
                          Certificates, the Distribution Date occurring in October 2034


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Record Date:              For any Distribution Date, the last Business Day of
                          the accrual period

Delay Days:               0 day delay on the Offered Certificates, 24 day delay
                          on the B-4 Certificates

Prepayment Period:        The calendar month prior to the Distribution Date

Due Period:               The period commencing on the second day of the
                          calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                Actual/360 basis on the Offered Certificates, 30/360
                          on the B-4 Certificates

Interest Accrual Period:  For the Offered Certificates, the prior Distribution
                          Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the B-4 Certificates, from and including the first day of the month prior to month in which the current Distribution Date occurs to and including the last day of such month

Pricing Prepayment        CPR starting at 5% CPR in the first month of the
Assumption:               mortgage loan (i.e. loan age) and increasing to 28%
                          CPR in month 12 (an approximate 2.091% increase per month), and remaining at 28% CPR thereafter.

Group I Mortgage Loans:   Approximately $220,109,838 of Mortgage Loans with
                          original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae or Freddie Mac.

Group II Mortgage Loans:  Approximately $222,201,536 of Mortgage Loans with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Primary Mortgage          Approximately 51.79% of the mortgage loans have loan
Insurance:                level primary mortgage insurance policies,
                          representing 99.31% of the mortgage loans with loan-to-value ratios at origination in excess of 80%.
                          The primary mortgage insurance will provide limited protection against losses on defaulted mortgage loans as it provides effective coverage down to a loan-to-value ratio of approximately 80%. Of the mortgage loans that have primary mortgage insurance, the mortgage insurance policies are provided by Radian
                          (25.87%), PMI (24.96%), MGIC (21.26%), UGRIC (19.23%)
                          and RMIC (8.68%) The Servicer is required to maintain coverage under each primary mortgage insurance policy and pay all premiums thereon, at its own expense, until such time as the insurance expires.

Mortgage Loans:           The Trust will consist of sub-prime, adjustable rate,
                          first lien residential mortgage loans.

Excess Spread:            The initial weighted average net coupon of the
                          mortgage pool will be greater than the interest payments on the Principal Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical
                          Calculation Date rolled one month at 8% CPR:

                          Initial Gross WAC  (1) :                     7.48538%
                            Less Fees & Expenses  (2) :                0.53495%
                                                                   -------------
                          Net WAC  (1) :                               6.95043%
                            Less Initial Principal Certificate
                            Coupon (Approx.) (3) :                     2.37489%
                                                                   -------------
                          Initial Excess Spread  (1) :                 4.57554%

                          (1) This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                          (2) Includes the Servicing Fee, Trustee Fee, and the Transaction Oversight Manager Fee.

                          (3) Assumes 1-month LIBOR equal to 1.9100%, initial marketing spreads and a 30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the Principal Certificates as well as any changes in day count.

Servicer Advancing:       Yes as to principal and interest, subject to
                          recoverability

Compensating Interest:    The Servicer shall provide Compensating Interest equal
                          to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary
                          Principal Prepayments on the Mortgage Loans during the related Prepayment Period and (B) its aggregate
                          Servicing Fee received for the related Distribution
                          Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Optional Clean-up Call:   The transaction has a 10% optional clean-up call.

Rating Agencies:          Standard & Poor's Ratings Group and Moody's Investors
                          Service, Inc. will rate all of the Offered
                          Certificates.


Minimum Denomination:     $25,000 with regard to Class A Certificates, and
                          $250,000 with regard to the Class M and B
                          Certificates.

Legal Investment:         It is anticipated that the Class A-1, the Class A-2
                          and the Class M-1 Certificates will be SMMEA eligible.

ERISA Eligible:           Underwriter's exemption is expected to apply to all
                          Offered Certificates. However, prospective purchasers should consult their own counsel.

Tax Treatment:            All Offered Certificates represent REMIC regular
                          interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction;
                          which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

Prospectus:               The Offered Certificates will be offered pursuant to a
                          prospectus supplemented by a prospectus supplement
                          (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                          Certificates may not be consummated unless the purchaser has received the Prospectus.

                          PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Principal Certificates
---------------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Principal Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Principal Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Offered Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-Up Call date, subject to the WAC Cap or applicable loan group cap. Interest will be paid monthly, on the Class B-4 Certificates, at a specified rate that will step up after the optional clean-up call date, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass Through-Rate attributable to the WAC Cap or applicable loan group cap will be carried forward with interest at the applicable Pass Through-Rate (without regard to the WAC Cap or applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Principal Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.60% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.20% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Class Certificate Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate Class Certificate Balances of the Class A Certificates have been reduced to zero and
(B) the later to occur of:

 (x) the Distribution Date occurring in December 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 33.00%.

--------------------------------------------------------------------------------
          Class             Initial Subordination        Step-Down Date
                                  Percentage               Percentage
--------------------------------------------------------------------------------
            A                       16.50%                   33.00%
           M-1                      9.35%                    18.70%
           M-2                      5.60%                    11.20%
           M-3                      4.60%                     9.20%
           B-1                      3.60%                     7.20%
           B-2                      2.60%                     5.20%
           B-3                      1.60%                     3.20%
           B-4                      0.60%                     1.20%
--------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 33% of the prior period's Senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

         Distribution Dates                               Cumulative Realized Loss Percentage
         ------------------                               -----------------------------------
    December 2007 - November 2008      2.500% for the first month, plus an additional 1/12th of 1.250% for each month thereafter (e.g., approximately 2.604% in January 2008)
    December 2008 - November 2009      3.750% for the first month, plus an additional 1/12th of 1.000% for each month thereafter (e.g., approximately 3.833% in January 2009)
    December 2009 - November 2010      4.750% for the first month, plus an additional 1/12th of 0.500% for each month thereafter (e.g., approximately 4.792% in January 2010)
    December 2010 and thereafter                                        5.250%

Group I Sequential Trigger Event. A Group I Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds 2.500%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Class A-2A Turbo Trigger Event: With respect to any Distribution Date beginning with the Distribution Date in November 2011, until the Class Certificate Balance of the Class A-2A certificates is reduced to zero, a Class A-2A Turbo Trigger Event is in effect if the Class Certificate Balance of the Class A-2A certificates (after application of the Principal Distribution Amount) on that Distribution Date exceeds a specified amount for such Distribution Date, as set forth on the Class A-2A Trigger Balance Schedule.

Step-Up Coupons. For all Principal Certificates the coupon will increase after the Optional Clean-Up Call date is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance. For the B-4 Certificates, the coupon will increase by 0.50%.

Class A-1A Pass-Through Rate. The Class A-1A Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

Class A-1B Pass-Through Rate. The Class A-1B Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass Through Rate. The Class B-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) 6.00% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the servicing fee rate, the trustee fee rate and the transaction oversight manager fee rate (calculated on an actual/360 day basis, or 30/360 basis in the case of the Class B-4 Certificates).

Loan Group I Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the servicing fee rate, the trustee fee rate and the transaction oversight manager fee rate (calculated on an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the servicing fee rate, the trustee fee rate and the transaction oversight manager fee rate (calculated on an actual/360 day basis).

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of Principal Certificates, the supplemental interest amount for each class will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Certificates at such Certificates' applicable Pass-Through Rate (without regard to the Loan Group I Cap, the Loan Group II Cap, or the WAC
Cap) over interest due on such class of Certificates at a rate equal to their capped Pass-Through Rate, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such Certificates' applicable Pass-Through Rate (without regard to the Loan Group I Cap, Loan Group II Cap or the WAC Cap).

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable Servicing Fee, Trustee Fee and Transaction Oversight Manager Fee in respect of such Mortgage Loan.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Distributions on the Principal Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(i)   Concurrently,

      (a) from the Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1A and Class A-1B Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Principal Certificates.

On each Distribution Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   Concurrently,

      (a) to the Class A-1 Certificates, the Group I Principal Distribution Amount, allocated between the Class A-1A and Class A-1B Certificates in accordance with the Class A-1 Principal Distribution Allocation described below, until the Class Certificate Balances thereof have been reduced to zero;

      (b) Concurrently, pro rata by Class Certificate Balance, the Group II Principal Distribution Amount,

                  (i) sequentially, to the Class A-2A Certificates until the Certificate Principal Balance thereof has been reduced to zero, the Class A-2B Certificates until the Certificate Principal Balance thereof has been reduced to zero, and then to the Class A-2C Certificates until the Certificate Principal Balance thereof has been reduced to zero, and

                  (ii) to the Class A-2D Certificates until the Certificate Principal Balance thereof have been reduced to zero provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the Class Certificate Balance of any class of Class A certificates is reduced to zero (considering the Class A-1A and Class A-1B certificates as one class and the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their respective Class Certificate Balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   Concurrently,

      (a) to the Class A-1 Certificates, allocated between the Class A-1A and the Class A-1B Certificates in accordance with the Class A-1 Principal Distribution Allocation described below, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective Class Certificate Balances have been reduced to zero,

      (b) concurrently, to the Class A-2A, Class A-2B and Class A-2C Certificates, on the one hand, and the Class A-2D Certificates on the other hand, pro rata based upon Class Certificate Balance, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated

                  (i) sequentially to the Class A-2A Certificates until the Certificate Principal Balance thereof has been reduced to zero, to the Class A-2B Certificates until the Certificate Principal Balance thereof has been reduced to zero, and then to the Class A-2C Certificates until the Certificate Principal Balance thereof has been reduced to zero, and

                  (ii) to the Class A-2D until the Certificate Principal Balance thereof has been reduced to zero,

      provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the Class Certificate Balance of any class of Class A certificates is reduced to zero (considering the Class A-1A and Class A-1B certificates as one class and the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their Class Certificate Balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(vii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero, and

(viii) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate Class Certificate Balances of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and the principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective Class Certificate Balances, with the principal allocated to the Class A-1 Certificates being allocated between the Class A-1A and Class A-1B Certificates in accordance with the Class A-1 Principal Distribution Allocation described below and the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class M-3 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (v) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (vi) to the Class B-3 Certificates, their unpaid interest shortfall amount,

      (vii) to the Class B-4 Certificates, their unpaid interest shortfall amount,

      (viii) concurrently, any Class A-1A Basis Risk Carry Forward Amount to the Class A-1A Certificates, any Class A-1B Basis Risk Carry Forward Amount to the Class A-1B Certificates, any Class A-2A Basis Risk Carry Forward Amount to the Class A-2A Certificates, any Class A-2B Basis Risk Carry Forward Amount to the Class A-2B Certificates, any Class A-2C Basis Risk Carry Forward Amount to the Class A-2C Certificates and, any Class A-2D Basis Risk Carry Forward Amount to the Class A-2D Certificates pro rata by their respective Basis Risk Carry Forward Amounts,

      (ix) sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2,Class B-3 and Class B-4 Certificates any Basis Risk Carry Forward Amount for such classes

      (x) in the event that the Class A-2A Turbo Trigger Event is in effect, to make additional principal distributions to the Class A-2A certificates in the amount of the Class A-2A Turbo Trigger Event Payment Amount until the Class Certificate Balance of the Class A-2A certificates is reduced to zero;

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-4 Certificates, fourth to the Class B-3 Certificates, fifth to the Class B-2 Certificates, sixth to the Class B-1 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2 Certificates and ninth to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its Class Certificate Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A Certificates until the Last Scheduled Distribution Date.

Class A-1 Principal Distribution Allocation. Any principal distributions allocated to the Class A-1 Certificates are required to be distributed pro rata among the Class A-1 Certificates, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class A-1 Certificates will be allocated first to the Class A-1A Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-1B Certificates, until their Class Certificate Balance has been reduced to zero.

Class A-2A Turbo Trigger Event Payment Amount. With respect to any Distribution Date, the lesser of (a) the amount of funds remaining after making payments pursuant to clause (ix) of the Allocation of Net Monthly Excess Cashflow described above and (b) the Class Certificate Balance of the Class A-2A certificates (after application of Principal Distribution Amount on that Distribution Date).

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1A Certificates and Class A-1B Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Remittance Amount on the Principal Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee, Trustee Fee and Transaction Oversight Manager Fee.

Accrued Certificate Interest. For any Distribution Date and each class of Principal Certificates, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or, in the case of the Offered Certifiicates, the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Principal Distribution Amount on the Principal Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and
(ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less Servicing Fee, Trustee Fee and Transaction Oversight Manager Fee) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Principal Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Class Certificate Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 67.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Class Certificate Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.30% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Class Certificate Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 88.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Class Certificate Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Class Certificate Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.80% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (F) the Class Certificate Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 94.80 % and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (G) the Class Certificate Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (G) the Class Certificate Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and (H) the Class Certificate Balance of the Class B-4 Certificates immediately prior to such Distribution Date, and over (y) the lesser of: (A) the product of (i) approximately 98.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type (1)

Product        No Penalty      0-12 Months      13-24 Months     25-36 Months     37-48 Months     49-60 Months            Total
-------        ----------      -----------      ------------     ------------     ------------     ------------            -----
1 YR ARM       $4,899,804               $0                $0               $0               $0               $0       $4,899,804
2 YR ARM      104,863,716          364,075       315,290,997          165,214                0                0      420,684,002
3 YR ARM        3,600,115          486,487           705,213       11,935,752                0                0       16,727,568
Total:       $113,363,635         $850,562      $315,996,210      $12,100,966               $0               $0     $442,311,374
             ============         ========      ============      ===========               ==               ==     ============

Product        No Penalty      0-12 Months      13-24 Months     25-36 Months     37-48 Months     49-60 Months
-------        ----------      -----------      ------------     ------------     ------------     ------------
1 YR ARM             1.11%            0.00%             0.00%            0.00%            0.00%            0.00%
2 YR ARM            23.71             0.08             71.28             0.04                0                0
3 YR ARM             0.81             0.11              0.16             2.70                0                0
Total:              25.63%            0.19%            71.44%            2.74%            0.00%            0.00%
                    =====             ====             =====             ====             ====             ====

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

Class A-2A Trigger Balance Schedule
-----------------------------------

                 Month       Distribution Date           Trigger Limit
                 -----       -----------------           -------------
                    84               25-Nov-11                $403,874
                    85               25-Dec-11                $401,596
                    86               25-Jan-12                $399,332
                    87               25-Feb-12                 $74,017
                    88               25-Mar-12                      $0

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:

|X| The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

|X| 1-month and 6-month Forward LIBOR and 1-Year CMT curves (as of close on October 15, 2004) are used

|X|   40% loss severity

|X|   There is a 6 month lag in recoveries

|X| Priced to call with collateral losses calculated through the life of the applicable bond

|X| Certificates are priced at par, except Class B-4 Certificate which is priced at 87.35385%

|X|   Assumes bonds pay on 25th of month

------------------------------------------------------------------------------------------------------------------------------------
                                       First Dollar of Loss                    LIBOR Flat                         0% Return
------------------------------------------------------------------------------------------------------------------------------------
Class M-1    CDR (%)                                     19.61                             19.93                              21.66
             Yield (%)                                  4.2450                            3.6157                             0.0215
             WAL                                          4.51                              4.50                               4.22
             Modified Duration                            4.11                              4.12                               4.04
             Principal Window                    May09 - May09                     May09 - May09                      Mar09 - Mar09
             Principal Writedown ($)         28,441.12 (0.09%)                993,028.39 (3.16%)              5,616,589.89 (17.90%)
             Total Collat Loss ($)      66,283,205.49 (15.10%)            67,131,969.90 (15.29%)             70,823,752.92 (16.14%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-2    CDR (%)                                     14.22                             14.50                              15.35
             Yield (%)                                  4.8135                            3.7343                             0.0308
             WAL                                          5.01                              4.99                               4.73
             Modified Duration                            4.46                              4.48                               4.46
             Principal Window                    Nov09 - Nov09                     Nov09 - Nov09                      Oct09 - Oct09
             Principal Writedown ($)         10,960.42 (0.07%)                979,918.14 (5.95%)              3,751,842.26 (22.80%)
             Total Collat Loss ($)      52,780,703.29 (12.03%)            53,637,881.61 (12.22%)             55,924,120.80 (12.74%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-3    CDR (%)                                     12.92                             13.00                              13.22
             Yield (%)                                  4.8878                            3.7445                             0.1382
             WAL                                          5.17                              5.17                               5.08
             Modified Duration                            4.57                              4.59                               4.63
             Principal Window                    Jan10 - Jan10                     Jan10 - Jan10                      Jan10 - Jan10
             Principal Writedown ($)         31,951.59 (0.73%)                317,787.93 (7.24%)              1,102,578.37 (25.12%)
             Total Collat Loss ($)      49,212,667.00 (11.21%)            49,467,810.37 (11.27%)             50,166,641.78 (11.43%)
------------------------------------------------------------------------------------------------------------------------------------
Class B-1    CDR (%)                                     11.67                             11.78                              12.01
             Yield (%)                                  5.3848                            3.8069                             0.1052
             WAL                                          5.34                              5.32                               5.12
             Modified Duration                            4.63                              4.65                               4.63
             Principal Window                    Mar10 - Mar10                     Mar10 - Mar10                      Feb10 - Feb10
             Principal Writedown ($)         30,743.03 (0.70%)                436,153.59 (9.94%)              1,222,710.80 (27.86%)
             Total Collat Loss ($)      45,593,379.87 (10.39%)            45,957,714.45 (10.47%)             46,498,127.02 (10.59%)
------------------------------------------------------------------------------------------------------------------------------------
Class B-2    CDR (%)                                     10.45                             10.59                              10.81
             Yield (%)                                  5.6744                            3.8640                             0.0739
             WAL                                          5.51                              5.39                               5.21
             Modified Duration                            4.73                              4.69                               4.73
             Principal Window                    May10 - May10                     Apr10 - Apr10                      Apr10 - Apr10
             Principal Writedown ($)          2,224.14 (0.05%)               470,720.83 (10.73%)              1,291,213.55 (29.42%)
             Total Collat Loss ($)       41,865,256.50 (9.54%)             42,155,748.72 (9.60%)              42,907,110.16 (9.78%)
------------------------------------------------------------------------------------------------------------------------------------
Class B-3    CDR (%)                                      9.30                              9.50                               9.70
             Yield (%)                                  7.0260                            3.9432                             0.0426
             WAL                                          5.59                              5.46                               5.17
             Modified Duration                            4.59                              4.61                               4.64
             Principal Window                    Jun10 - Jun10                     Jun10 - Jun10                      Jun10 - Jun10
             Principal Writedown ($)         27,088.38 (0.62%)               828,437.11 (18.87%)              1,608,985.40 (36.65%)
             Total Collat Loss ($)       38,008,611.13 (8.66%)             38,720,715.11 (8.82%)              39,428,769.91 (8.98%)
------------------------------------------------------------------------------------------------------------------------------------
Class B-4    CDR (%)                                      8.24                               N/A                               8.65
             Yield (%)                                  8.8084                                                               0.1911
             WAL                                          5.76                                                                 4.77
             Modified Duration                            4.60                                                                 4.68
             Principal Window                    Aug10 - Aug10                                                        Jul10 - Jul10
             Principal Writedown ($)         18,819.22 (0.43%)                                                1,758,850.47 (40.07%)
             Total Collat Loss ($)       34,472,779.72 (7.85%)                                                35,826,485.74 (8.16%)
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR, six-month LIBOR and one-year CMT remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                                            Class M,                                             Class M,
                                            Class B-1,                                           Class B-1,
                                            Class B-2,                                           Class B-2,
                   Group I    Group II      Class B-3                   Group I    Group II      Class B-3
                  AAA Avail.  AAA Avail.     Avail.                    AAA Avail.  AAA Avail.     Avail.
  Distribution      Funds       Funds        Funds     Distribution      Funds       Funds        Funds
      Date         Cap (%)      Cap (%)      Cap(%)        Date         Cap (%)      Cap (%)      Cap(%)
---------------  -----------  ------------  ---------  ------------  -----------  ------------  --------------
     Nov-04         0.00         0.00         0.00       Oct-08        12.88        12.91        12.91
     Dec-04         6.49         6.52         6.52       Nov-08        12.46        12.50        12.50
     Jan-05         6.69         6.73         6.73       Dec-08        12.88        12.91        12.91
     Feb-05         6.69         6.73         6.73       Jan-09        12.46        12.50        12.50
     Mar-05         7.41         7.45         7.45       Feb-09        12.46        12.50        12.50
     Apr-05         6.69         6.73         6.73       Mar-09        13.84        13.88        13.88
     May-05         6.92         6.95         6.95       Apr-09        12.50        12.53        12.53
     Jun-05         6.69         6.73         6.73       May-09        12.92        12.95        12.95
     Jul-05         6.92         6.95         6.95       Jun-09        12.50        12.53        12.53
     Aug-05         6.69         6.73         6.73       Jul-09        12.92        12.95        12.95
     Sep-05         6.71         6.76         6.76       Aug-09        12.50        12.53        12.53
     Oct-05         6.94         6.98         6.98       Sep-09        12.50        12.53        12.53
     Nov-05         6.71         6.76         6.76       Oct-09        12.92        12.95        12.95
     Dec-05         6.94         6.98         6.98       Nov-09        12.50        12.53        12.53
     Jan-06         6.71         6.76         6.76       Dec-09        12.92        12.95        12.95
     Feb-06         6.71         6.76         6.76       Jan-10        12.50        12.53        12.53
     Mar-06         7.43         7.48         7.48       Feb-10        12.50        12.53        12.53
     Apr-06         6.71         6.76         6.76       Mar-10        13.84        13.88        13.88
     May-06         6.94         6.98         6.98       Apr-10        12.50        12.53        12.53
     Jun-06         6.71         6.76         6.76       May-10        12.92        12.95        12.95
     Jul-06         6.94         6.98         6.98       Jun-10        12.50        12.53        12.53
     Aug-06         6.71         6.76         6.76       Jul-10        12.92        12.95        12.95
     Sep-06         9.49         9.54         9.54       Aug-10        12.50        12.53        12.53
     Oct-06         9.81         9.86         9.86       Sep-10        12.50        12.53        12.53
     Nov-06         9.49         9.54         9.54       Oct-10        12.92        12.95        12.95
     Dec-06         9.81         9.86         9.86       Nov-10        12.50        12.53        12.53
     Jan-07         9.49         9.54         9.54       Dec-10        12.92        12.95        12.95
     Feb-07         9.49         9.54         9.54       Jan-11        12.50        12.53        12.53
     Mar-07        11.53        11.58        11.58       Feb-11        12.50        12.53        12.53
     Apr-07        10.42        10.46        10.46       Mar-11        13.84        13.88        13.88
     May-07        10.76        10.81        10.81       Apr-11        12.50        12.53        12.53
     Jun-07        10.42        10.46        10.46       May-11        12.92        12.95        12.95
     Jul-07        10.76        10.81        10.81       Jun-11        12.50        12.53        12.53
     Aug-07        10.42        10.47        10.47       Jul-11        12.92        12.95        12.95
     Sep-07        11.46        11.50        11.50       Aug-11        12.50        12.53        12.53
     Oct-07        11.84        11.89        11.89       Sep-11        12.50        12.53        12.53
     Nov-07        11.46        11.50        11.50       Oct-11        12.92        12.95        12.95
     Dec-07        11.84        11.89        11.89       Nov-11        12.50        12.53        12.53
     Jan-08        11.46        11.50        11.50       Dec-11        12.92        12.95        12.95
     Feb-08        11.46        11.51        11.51       Jan-12        12.50        12.53        12.53
     Mar-08        13.28        13.32        13.32       Feb-12        12.50        12.53        12.53
     Apr-08        12.42        12.46        12.46       Mar-12        13.36        13.40        13.40
     May-08        12.84        12.88        12.88       Apr-12        12.50        12.53        12.53
     Jun-08        12.42        12.46        12.46       May-12        12.92        12.95        12.95
     Jul-08        12.84        12.88        12.88       Jun-12        12.50        12.53        12.53
     Aug-08        12.42        12.46        12.46       Jul-12        12.92        12.95        12.95
     Sep-08        12.46        12.50        12.50       Aug-12        12.50        12.53        12.53

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                    Class M,
                                                                    Class B-1,
                                                                    Class B-2,
                        Group I               Group II              Class B-3
                    AAA Avail. Funds      AAA Avail. Funds           Avail.
Distribution Date        Cap (%)               Cap (%)            Funds Cap(%)
-----------------   ----------------   ---------------------  ------------------
       Sep-12            12.50                 12.53                 12.53
       Oct-12            12.92                 12.95                 12.95
       Nov-12            12.50                 12.53                 12.53
       Dec-12            12.92                 12.95                 12.95
       Jan-13            12.50                 12.53                 12.53
       Feb-13            12.50                 12.53                 12.53
       Mar-13            13.84                 13.88                 13.88
       Apr-13            12.50                 12.53                 12.53
       May-13            12.92                 12.95                 12.95
       Jun-13            12.50                 12.53                 12.53
       Jul-13            12.92                 12.95                 12.95
       Aug-13            12.50                 12.53                 12.53
       Sep-13            12.50                 12.53                 12.53
       Oct-13            12.92                 12.95                 12.95
       Nov-13            12.50                 12.53                 12.53
       Dec-13            12.92                 12.95                 12.95
       Jan-14            12.50                 12.53                 12.53
       Feb-14            12.50                 12.53                 12.53
       Mar-14            13.84                 13.88                 13.88
       Apr-14            12.50                 12.53                 12.53
       May-14            12.92                 12.95                 12.95
       Jun-14            12.50                 12.53                 12.53
       Jul-14            12.92                 12.95                 12.95
       Aug-14            12.50                 12.53                 12.53
       Sep-14            12.50                 12.53                 12.53
       Oct-14            12.92                 12.95                 12.95
       Nov-14            12.50                 12.53                 12.53

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                       $442,311,374
Number of Mortgage Loans:                                                 2,851
Average Scheduled Principal Balance:                                   $155,143
Weighted Average Gross Coupon:                                            7.485%
Weighted Average Net Coupon:(2)                                           6.950%
Weighted Average Current FICO Score:                                        605
Weighted Average Original LTV Ratio:                                      81.59%
Weighted Average Effective Original LTV Ratio:(3)                         75.03%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll:(4)                                          22
Weighted Average Gross Margin:(4)                                          5.36%
Weighted Average Initial Rate Cap:(4)                                      3.00%
Weighted Average Periodic Rate Cap:(4)                                     1.01%
Weighted Average Gross Maximum Lifetime Rate:(4)                          13.49%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing, trustee and transaction oversight manager fees.
(3) Represents the LTV recalculated to include the Mortgage Insurance on applicable loans in the pool.
(4) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                                              Distribution by Current Principal Balance

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
Current Principal     Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Balance                   Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             247    $9,532,893        2.16%       8.648%        579     $38,595       76.60%     100.00%       89.48%
$50,001 - $75,000           294    18,437,211        4.17        8.367         592      62,712       81.80      100.00        96.10
$75,001 - $100,000          347    30,182,299        6.82        8.003         594      86,981       81.01      100.00        96.28
$100,001 - $125,000         388    43,654,152        9.87        8.021         598     112,511       83.41      100.00        96.80
$125,001 - $150,000         348    47,984,680       10.85        7.719         601     137,887       81.93      100.00        97.16
$150,001 - $200,000         545    94,447,452       21.35        7.476         602     173,298       81.72      100.00        97.51
$200,001 - $250,000         269    59,803,248       13.52        7.419         598     222,317       81.71      100.00        96.79
$250,001 - $300,000         183    50,033,342       11.31        7.078         608     273,406       80.28       99.43        96.77
$300,001 - $350,000         107    34,760,119        7.86        7.010         615     324,861       81.20       99.05        94.41
$350,001 - $400,000          61    23,248,212        5.26        6.859         628     381,118       83.78      100.00        96.85
$400,001 & Above             62    30,227,764        6.83        6.784         632     487,545       80.79      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    2,851  $442,311,374      100.00%       7.485%        605    $155,143       81.59%      99.86%       96.80%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Gross Coupon

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
Gross Coupon          Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
(%)                       Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.49 & Below                 51   $11,007,094        2.49%       5.099%        668    $215,825       73.13%     100.00%      100.00%
5.50 - 5.99                 196    42,639,605        9.64        5.784         633     217,549       74.79       99.33        97.40
6.00 - 6.49                 204    37,531,377        8.49        6.252         628     183,977       76.49      100.00        96.49
6.50 - 6.99                 509    92,546,605       20.92        6.772         618     181,820       79.61      100.00        95.45
7.00 - 7.49                 275    45,363,843       10.26        7.245         607     164,959       83.58      100.00        96.35
7.50 - 7.99                 531    81,496,174       18.43        7.727         602     153,477       86.17      100.00        97.03
8.00 - 8.49                 234    32,916,696        7.44        8.253         591     140,670       87.27       98.99        96.71
8.50 - 8.99                 363    48,423,761       10.95        8.721         585     133,399       85.69      100.00        98.16
9.00 - 9.49                 149    17,979,903        4.06        9.252         565     120,670       80.44      100.00        96.26
9.50 & Above                339    32,406,316        7.33       10.125         547      95,594       79.47      100.00        97.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                    2,851  $442,311,374      100.00%       7.485%        605    $155,143       81.59%      99.86%       96.80%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Distribution by FICO

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
FICO                      Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                  27    $4,177,102        0.94%       6.424%        760    $154,707       80.54%     100.00%       96.67%
720 - 739                    20     4,354,586        0.98        6.202         730     217,729       83.23      100.00        95.49
700 - 719                    32     5,463,930        1.24        6.395         709     170,748       82.24      100.00        96.04
680 - 699                    86    15,416,771        3.49        6.512         688     179,265       84.72      100.00        99.02
660 - 679                   147    27,709,529        6.26        6.576         668     188,500       81.45      100.00        92.88
640 - 659                   256    43,981,240        9.94        6.959         649     171,802       84.79       99.25        94.92
620 - 639                   352    58,425,241       13.21        7.244         629     165,981       84.94       99.51        97.24
600 - 619                   460    76,084,564       17.20        7.407         609     165,401       84.33      100.00        97.55
580 - 599                   414    64,589,488       14.60        7.487         589     156,013       82.42      100.00        96.62
560 - 579                   415    61,869,712       13.99        7.470         569     149,084       80.10      100.00        97.46
540 - 559                   306    41,491,164        9.38        8.053         550     135,592       75.56      100.00        96.93
520 - 539                   245    29,437,493        6.66        9.344         529     120,153       75.41      100.00        98.08
500 - 519                    85     8,875,521        2.01        9.867         510     104,418       68.14      100.00        97.78
499 & Below                   1        69,643        0.02       10.375         489      69,643       85.00      100.00       100.00
NA                            5       365,390        0.08        9.323           0      73,078       71.49      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    2,851  $442,311,374      100.00%       7.485%        605    $155,143       81.59%      99.86%       96.80%
------------------------------------------------------------------------------------------------------------------------------------

                                                        Distribution by Lien

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Lien                      Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                     2,851  $442,311,374      100.00%       7.485%        605    $155,143       81.59%      99.86%       96.80%
------------------------------------------------------------------------------------------------------------------------------------
Total:                    2,851  $442,311,374      100.00%       7.485%        605    $155,143       81.59%      99.86%       96.80%
------------------------------------------------------------------------------------------------------------------------------------

                                             Distribution by Mortgage Insurance Provider

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
Mortgage              Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Insurance Provider        Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
LTV <= 80%                1,363  $211,670,055       47.86%       7.182%        599    $155,297       72.05%      99.86%       93.82%
Radian                      361    59,261,307       13.40        7.607         620     164,159       91.68       99.44        99.43
PMI MI                      390    57,169,930       12.93        7.918         610     146,590       91.48      100.00        99.32
MGIC                        325    48,692,941       11.01        7.770         609     149,824       89.57      100.00        99.32
UGRIC                       276    44,056,367        9.96        7.683         604     159,625       89.00      100.00        99.91
RMIC                        129    19,880,580        4.49        7.884         593     154,113       87.96      100.00       100.00
LTV > 80% and No MI           7     1,580,194        0.36        8.650         565     225,742       92.14      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    2,851  $442,311,374      100.00%       7.485%        605    $155,143       81.59%      99.86%       96.80%
------------------------------------------------------------------------------------------------------------------------------------

                                               Distribution by Effective Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
Effective             Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Original LTV              Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              190   $27,429,312        6.20%       7.211%        588    $144,365       49.54%     100.00%       89.36%
60.01 - 65.00%              274    40,885,774        9.24        7.936         618     149,218       86.64      100.00        96.70
65.01 - 70.00%              177    27,335,046        6.18        7.110         593     154,435       68.59      100.00        90.53
70.01 - 75.00%              273    41,509,644        9.38        7.261         592     152,050       74.02      100.00        92.56
75.01 - 80.00%            1,930   303,571,403       68.63        7.508         607     157,291       85.96       99.80        98.61
80.01% & Above                7     1,580,194        0.36        8.650         565     225,742       92.14      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    2,851  $442,311,374      100.00%       7.485%        605    $155,143       81.59%      99.86%       96.80%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Original LTV              Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              190   $27,429,312        6.20%       7.211%        588    $144,365       49.54%     100.00%       89.36%
60.01 - 65.00%               99    14,686,060        3.32        7.361         580     148,344       62.97      100.00        90.81
65.01 - 70.00%              177    27,335,046        6.18        7.110         593     154,435       68.59      100.00        90.53
70.01 - 75.00%              273    41,509,644        9.38        7.261         592     152,050       74.02      100.00        92.56
75.01 - 80.00%              624   100,709,993       22.77        7.134         610     161,394       79.63       99.72        96.89
80.01 - 85.00%              466    70,510,110       15.94        7.601         589     151,309       84.59      100.00        98.63
85.01 - 90.00%              534    87,355,412       19.75        7.619         609     163,587       89.74       99.62        99.85
90.01 - 95.00%              313    46,576,083       10.53        8.006         625     148,805       94.86      100.00       100.00
95.01 - 100.00%             175    26,199,714        5.92        8.258         639     149,713       99.91      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    2,851  $442,311,374      100.00%       7.485%        605    $155,143       81.59%      99.86%       96.80%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Documentation

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Documentation             Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full                      2,600  $391,439,635       88.50%       7.541%        603    $150,554       82.14%     100.00%       97.45%
Full Doc w/12Mo
Bank Stmnts                 229    47,030,578       10.63        7.032         618     205,374       77.89      100.00        91.65
Full Doc w/6Mo
Bank Stmnts                  20     3,222,981        0.73        7.443         598     161,149       68.98      100.00        91.30
Stated Income                 2       618,180        0.14        7.081         644     309,090       85.36        0.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    2,851  $442,311,374      100.00%       7.485%        605    $155,143       81.59%      99.86%       96.80%
------------------------------------------------------------------------------------------------------------------------------------

                                                       Distribution by Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Purpose                   Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cash-Out Refinance        1,564  $248,502,717       56.18%       7.397%        593    $158,889       77.63%     100.00%       96.69%
Purchase                  1,097   165,799,363       37.48        7.635         621     151,139       87.55       99.63        97.11
Rate-Term Refinance         190    28,009,293        6.33        7.387         609     147,417       81.49      100.00        95.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                    2,851  $442,311,374      100.00%       7.485%        605    $155,143       81.59%      99.86%       96.80%
------------------------------------------------------------------------------------------------------------------------------------


                                                      Distribution by Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Occupancy                 Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence         2,741  $428,138,260       96.80%       7.488%        604    $156,198       82.00%      99.86%      100.00%
Investment                   80     9,733,154        2.20        7.461         617     121,664       68.62      100.00         0.00
Second Home                  30     4,439,960        1.00        7.269         612     147,999       71.14      100.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    2,851  $442,311,374      100.00%       7.485%        605    $155,143       81.59%      99.86%       96.80%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Property Type             Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family             2,640  $408,191,338       92.29%       7.494%        604    $154,618       81.89%      99.85%       97.32%
Condo                       131    19,450,568        4.40        7.487         614     148,478       81.05      100.00        94.72
2-4 Units                    72    13,025,267        2.94        7.296         611     180,906       73.27      100.00        82.94
PUD                           8     1,644,200        0.37        6.947         581     205,525       81.01      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    2,851  $442,311,374      100.00%       7.485%        605    $155,143       81.59%      99.86%       96.80%
------------------------------------------------------------------------------------------------------------------------------------


                                                        Distribution by State

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
State                     Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                          256   $63,490,855       14.35%       6.731%        617    $248,011       76.97%     100.00%       95.63%
MD                          155    32,469,271        7.34        7.228         600     209,479       81.69       99.12        97.58
NJ                          143    29,732,304        6.72        7.273         595     207,918       75.42      100.00        96.79
VA                          141    27,510,159        6.22        7.559         606     195,108       85.28      100.00        99.13
FL                          153    23,560,104        5.33        7.718         595     153,988       84.40      100.00        94.28
MN                           91    14,784,463        3.34        7.489         603     162,467       82.94      100.00        97.72
TX                          152    14,154,608        3.20        8.136         597      93,122       79.23      100.00        97.36
MO                          128    14,144,496        3.20        7.785         613     110,504       85.39      100.00        99.65
AZ                           89    13,758,315        3.11        7.652         606     154,588       85.39      100.00        97.79
NV                           67    13,487,763        3.05        7.390         598     201,310       76.57      100.00        90.08
Other                     1,476   195,219,037       44.14        7.693         604     132,262       83.04       99.83        97.10
------------------------------------------------------------------------------------------------------------------------------------
Total:                    2,851  $442,311,374      100.00%       7.485%        605    $155,143       81.59%      99.86%       96.80%
------------------------------------------------------------------------------------------------------------------------------------

                                                         Distribution by Zip

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Zip                       Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
20002                         8    $1,626,208        0.37%       7.120%        601    $203,276       69.74%     100.00%       92.32%
89074                         5     1,464,551        0.33        6.772         604     292,910       76.15      100.00       100.00
20772                         5     1,377,741        0.31        6.259         603     275,548       82.01      100.00       100.00
20011                         5     1,210,775        0.27        7.103         623     242,155       75.43      100.00       100.00
21117                         4     1,168,431        0.26        7.263         648     292,108       80.93      100.00       100.00
21401                         4     1,152,616        0.26        6.899         610     288,154       73.26      100.00       100.00
89031                         6     1,131,111        0.26        8.149         566     188,518       75.88      100.00        82.01
22193                         4     1,131,059        0.26        7.663         590     282,765       90.00      100.00       100.00
20866                         2     1,088,235        0.25        6.487         681     544,117       82.37      100.00       100.00
20164                         4     1,080,989        0.24        6.438         589     270,247       81.08      100.00       100.00
Other                     2,804   429,879,659       97.19        7.499         604     153,309       81.69       99.86        96.78
------------------------------------------------------------------------------------------------------------------------------------
Total:                    2,851  $442,311,374      100.00%       7.485%        605    $155,143       81.59%      99.86%       96.80%
------------------------------------------------------------------------------------------------------------------------------------

                                            Distribution by Remaining Months to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
Remaining Months      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
To Maturity               Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
241 - 360                 2,851  $442,311,374      100.00%       7.485%        605    $155,143       81.59%      99.86%       96.80%
------------------------------------------------------------------------------------------------------------------------------------
Total:                    2,851  $442,311,374      100.00%       7.485%        605    $155,143       81.59%      99.86%       96.80%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  Distribution by Amortization Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Amortization Type         Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                  2,733  $420,684,002       95.11%       7.508%        604    $153,928       81.70%      99.85%       96.85%
3 YR ARM                    100    16,727,568        3.78        6.817         619     167,276       78.69      100.00        97.22
1 YR ARM                     18     4,899,804        1.11        7.833         608     272,211       82.29      100.00        90.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                    2,851  $442,311,374      100.00%       7.485%        605    $155,143       81.59%      99.86%       96.80%
------------------------------------------------------------------------------------------------------------------------------------


                                                Distribution by Initial Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
Initial               Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Periodic Cap              Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
3.00%                     2,851  $442,311,374      100.00%       7.485%        605    $155,143       81.59%      99.86%       96.80%
------------------------------------------------------------------------------------------------------------------------------------
Total:                    2,851  $442,311,374      100.00%       7.485%        605    $155,143       81.59%      99.86%       96.80%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Periodic Cap              Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                     2,833  $437,411,570       98.89%       7.481%        605    $154,399       81.59%      99.86%       96.86%
2.00%                        18     4,899,804        1.11        7.833         608     272,211       82.29      100.00        90.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                    2,851  $442,311,374      100.00%       7.485%        605    $155,143       81.59%      99.86%       96.80%
------------------------------------------------------------------------------------------------------------------------------------


                                                Distribution by Months to Rate Reset

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
Months To             Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Rate Reset                Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 12                       18    $4,899,804        1.11%       7.833%        608    $272,211       82.29%     100.00%       90.91%
13 - 24                   2,733   420,684,002       95.11        7.508         604     153,928       81.70       99.85        96.85
25 - 36                     100    16,727,568        3.78        6.817         619     167,276       78.69      100.00        97.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                    2,851  $442,311,374      100.00%       7.485%        605    $155,143       81.59%      99.86%       96.80%
------------------------------------------------------------------------------------------------------------------------------------


                                                  Distribution by Life Maximum Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
Life Maximum          Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Rate                      Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below              247   $53,646,699       12.13%       5.643%        640    $217,193       74.45%      99.47%       97.94%
12.00 - 12.49%              204    37,531,377        8.49        6.252         628     183,977       76.49      100.00        96.49
12.50 - 12.99%              509    92,546,605       20.92        6.772         618     181,820       79.61      100.00        95.45
13.00 - 13.49%              275    45,363,843       10.26        7.245         607     164,959       83.58      100.00        96.35
13.50 - 13.99%              531    81,496,174       18.43        7.727         602     153,477       86.17      100.00        97.03
14.00 - 14.49%              234    32,916,696        7.44        8.253         591     140,670       87.27       98.99        96.71
14.50 - 14.99%              363    48,423,761       10.95        8.721         585     133,399       85.69      100.00        98.16
15.00 - 15.49%              149    17,979,903        4.06        9.252         565     120,670       80.44      100.00        96.26
15.50 - 15.99%              193    19,565,597        4.42        9.747         553     101,376       80.69      100.00        96.74
16.00% & Above              146    12,840,719        2.90       10.700         537      87,950       77.60      100.00        98.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                    2,851  $442,311,374      100.00%       7.485%        605    $155,143       81.59%      99.86%       96.80%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                       Distribution by Margin

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Margin                    Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               974  $172,943,250       39.10%       6.486%        632    $177,560       76.69%      99.83%       95.58%
5.00 - 5.49%                457    75,064,617       16.97        7.320         611     164,255       85.73       99.56        96.38
5.50 - 5.99%                390    58,638,937       13.26        7.767         601     150,356       88.43      100.00        97.79
6.00 - 6.49%                449    63,891,840       14.44        8.236         586     142,298       88.88      100.00        98.70
6.50 - 6.99%                184    24,639,803        5.57        8.544         569     133,912       79.15      100.00        99.45
7.00% & Above               397    47,132,927       10.66        9.494         542     118,723       75.92      100.00        96.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                    2,851  $442,311,374      100.00%       7.485%        605    $155,143       81.59%      99.86%       96.80%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           The Group I Mortgage Loans

Scheduled Principal Balance:                                       $220,109,838
Number of Mortgage Loans:                                                 1,533
Average Scheduled Principal Balance:                                   $143,581
Weighted Average Gross Coupon:                                            7.453%
Weighted Average Net Coupon:(1)                                           6.918%
Weighted Average Current FICO Score:                                        604
Weighted Average Original LTV Ratio:                                      81.69%
Weighted Average Effective Original LTV Ratio:(2)                         74.51%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll:(3)                                          22
Weighted Average Gross Margin:(3)                                          5.37%
Weighted Average Initial Rate Cap: (3)                                     3.00%
Weighted Average Periodic Rate Cap:(3)                                     1.01%
Weighted Average Gross Maximum Lifetime Rate:(3)                          13.45%

(1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing, trustee and transaction oversight manager fees.
(2) Represents the LTV recalculated to include the Mortgage Insurance on applicable loans in the pool.
(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                                              Distribution by Current Principal Balance

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
Current               Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Principal Balance         Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             126    $4,974,136        2.26%       8.690%        580     $39,477       76.09%     100.00%       90.36%
$50,001 - $75,000           161    10,124,647        4.60        8.425         596      62,886       82.21      100.00        95.70
$75,001 - $100,000          195    16,813,490        7.64        7.988         595      86,223       81.77      100.00        95.76
$100,001 - $125,000         214    24,041,562       10.92        7.895         602     112,344       83.92      100.00        96.70
$125,001 - $150,000         196    27,021,484       12.28        7.675         604     137,865       82.74      100.00        99.52
$150,001 - $200,000         327    56,740,536       25.78        7.308         608     173,518       81.64      100.00        96.82
$200,001 - $250,000         155    34,541,964       15.69        7.312         600     222,851       81.81      100.00        97.56
$250,001 - $300,000         108    29,511,592       13.41        6.879         610     273,255       79.40      100.00        98.13
$300,001 - $350,000          50    15,987,085        7.26        6.747         616     319,742       82.19      100.00        94.05
$350,001 - $400,000           1       353,343        0.16        6.375         672     353,343       78.67      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,533  $220,109,838      100.00%       7.453%        604    $143,581       81.69%     100.00%       96.96%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Gross Coupon

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Gross Coupon (%)          Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.49 & Below                 43    $7,442,380        3.38%       5.098%        662    $173,079       71.27%     100.00%      100.00%
5.50 - 5.99                 127    23,579,945       10.71        5.764         624     185,669       73.26      100.00        97.38
6.00 - 6.49                 144    24,282,950       11.03        6.266         622     168,632       75.66      100.00        96.63
6.50 - 6.99                 231    37,889,771       17.21        6.773         624     164,025       81.17      100.00        95.02
7.00 - 7.49                 151    22,719,105       10.32        7.248         603     150,458       83.90      100.00        96.30
7.50 - 7.99                 269    38,338,182       17.42        7.741         602     142,521       87.12      100.00        97.94
8.00 - 8.49                 158    21,119,054        9.59        8.260         592     133,665       87.07      100.00        95.15
8.50 - 8.99                 147    18,569,045        8.44        8.713         584     126,320       86.85      100.00        99.60
9.00 - 9.49                  87     9,934,228        4.51        9.242         573     114,187       82.68      100.00        98.19
9.50 & Above                176    16,235,177        7.38       10.362         545      92,245       79.56      100.00        97.09
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,533  $220,109,838      100.00%       7.453%        604    $143,581       81.69%     100.00%       96.96%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Distribution by FICO

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
FICO                      Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                  18    $2,239,747        1.02%       6.067%        758    $124,430       75.85%     100.00%      100.00%
720 - 739                    12     1,659,676        0.75        6.680         728     138,306       85.71      100.00       100.00
700 - 719                    19     3,236,527        1.47        6.220         706     170,344       79.09      100.00        96.21
680 - 699                    54     7,823,855        3.55        6.588         688     144,886       84.76      100.00        98.06
660 - 679                    87    13,962,216        6.34        6.565         669     160,485       83.36      100.00        95.02
640 - 659                   145    21,768,742        9.89        6.988         649     150,129       85.13      100.00        92.39
620 - 639                   195    29,357,718       13.34        7.276         629     150,552       85.60      100.00        97.66
600 - 619                   235    36,286,125       16.49        7.253         609     154,409       83.84      100.00        98.08
580 - 599                   211    30,467,256       13.84        7.413         589     144,395       82.05      100.00        96.59
560 - 579                   219    32,191,642       14.63        7.373         569     146,994       79.98      100.00        98.13
540 - 559                   163    22,325,626       10.14        8.032         550     136,967       76.62      100.00        96.93
520 - 539                   122    13,692,573        6.22        9.466         529     112,234       74.99      100.00        98.77
500 - 519                    49     4,733,398        2.15       10.122         511      96,600       71.82      100.00        95.84
499 & Below                   1        69,643        0.03       10.375         489      69,643       85.00      100.00       100.00
NA                            3       295,095        0.13        9.329           0      98,365       69.46      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,533  $220,109,838      100.00%       7.453%        604    $143,581       81.69%     100.00%       96.96%
------------------------------------------------------------------------------------------------------------------------------------

                                                        Distribution by Lien

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Lien                      Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                     1,533  $220,109,838      100.00%       7.453%        604    $143,581       81.69%     100.00%       96.96%
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,533  $220,109,838      100.00%       7.453%        604    $143,581       81.69%     100.00%       96.96%
------------------------------------------------------------------------------------------------------------------------------------


                                             Distribution by Mortgage Insurance Provider

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
Mortgage Insurance    Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Provider                  Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
LTV <=80%                   717  $102,447,253       46.54%       7.106%        598    $142,883       71.31%     100.00%       93.91%
Radian                      207    30,401,929       13.81        7.544         621     146,869       92.06      100.00       100.00
PMI MI                      215    30,397,534       13.81        7.948         614     141,384       92.23      100.00        99.57
MGIC                        185    25,930,973       11.78        7.700         607     140,167       89.57      100.00        98.73
UGRIC                       152    23,075,536       10.48        7.673         600     151,813       89.06      100.00       100.00
RMIC                         52     6,942,502        3.15        8.162         592     133,510       88.36      100.00       100.00
LTV > 80% and No MI           5       914,110        0.42        8.755         548     182,822       90.06      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,533  $220,109,838      100.00%       7.453%        604    $143,581       81.69%     100.00%       96.96%
------------------------------------------------------------------------------------------------------------------------------------


                                               Distribution by Effective Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
Effective             Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Original LTV              Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              110   $15,117,814        6.87%       6.927%        593    $137,435       49.47%     100.00%       90.87%
60.01 - 65.00%              181    25,424,176       11.55        7.853         623     140,465       88.13      100.00        96.94
65.01 - 70.00%               84    12,169,403        5.53        6.860         596     144,874       68.38      100.00        88.24
70.01 - 75.00%              154    22,500,355       10.22        7.268         592     146,106       74.01      100.00        94.89
75.01 - 80.00%              999   143,983,979       65.41        7.508         605     144,128       86.21      100.00        98.64
80.01% & Above                5       914,110        0.42        8.755         548     182,822       90.06      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,533  $220,109,838      100.00%       7.453%        604    $143,581       81.69%     100.00%       96.96%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Original LTV              Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              110   $15,117,814        6.87%       6.927%        593    $137,435       49.47%     100.00%       90.87%
60.01 - 65.00%               55     8,126,579        3.69        7.114         584     147,756       63.05      100.00        90.42
65.01 - 70.00%               84    12,169,403        5.53        6.860         596     144,874       68.38      100.00        88.24
70.01 - 75.00%              154    22,500,355       10.22        7.268         592     146,106       74.01      100.00        94.89
75.01 - 80.00%              314    44,533,102       20.23        7.152         606     141,825       79.67      100.00        96.63
80.01 - 85.00%              236    34,017,850       15.45        7.611         587     144,143       84.57      100.00        99.03
85.01 - 90.00%              286    43,886,206       19.94        7.589         607     153,448       89.79      100.00        99.70
90.01 - 95.00%              168    22,460,932       10.20        7.949         626     133,696       94.84      100.00       100.00
95.01 - 100.00%             126    17,297,597        7.86        8.200         641     137,283       99.91      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,533  $220,109,838      100.00%       7.453%        604    $143,581       81.69%     100.00%       96.96%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Documentation

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Documentation             Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full                      1,401  $196,499,031       89.27%       7.500%        603    $140,256       82.18%     100.00%       97.60%
Full Doc w/12Mo
Bank Stmnts                 124    22,474,988       10.21        7.053         615     181,250       77.85      100.00        91.17
Full Doc w/6Mo
Bank Stmnts                   8     1,135,819        0.52        7.171         609     141,977       74.22      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,533  $220,109,838      100.00%       7.453%        604    $143,581       81.69%     100.00%       96.96%
------------------------------------------------------------------------------------------------------------------------------------

                                                       Distribution by Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Purpose                   Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cash-Out Refinance          848  $128,462,718       58.36%       7.310%        594    $151,489       77.51%     100.00%       97.09%
Purchase                    609    80,542,104       36.59        7.685         620     132,253       88.27      100.00        96.57
Rate-Term Refinance          76    11,105,015        5.05        7.413         612     146,119       82.39      100.00        98.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,533  $220,109,838      100.00%       7.453%        604    $143,581       81.69%     100.00%       96.96%
------------------------------------------------------------------------------------------------------------------------------------

                                                     Distribution by Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Occupancy                 Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence         1,479  $213,408,243       96.96%       7.455%        604    $144,292       82.10%     100.00%      100.00%
Investment                   39     4,400,421        2.00        7.430         619     112,831       67.33      100.00         0.00
Second Home                  15     2,301,173        1.05        7.231         604     153,412       71.39      100.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,533  $220,109,838      100.00%       7.453%        604    $143,581       81.69%     100.00%       96.96%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Property Type             Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family             1,421  $203,170,937       92.30%       7.475%        603    $142,977       82.09%     100.00%       97.49%
Condo                        77    10,170,721        4.62        7.466         619     132,087       82.53      100.00        96.02
2-4 Units                    34     6,484,115        2.95        6.823         624     190,709       68.65      100.00        81.69
PUD                           1       284,064        0.13        5.525         565     284,064       68.67      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,533  $220,109,838      100.00%       7.453%        604    $143,581       81.69%     100.00%       96.96%
------------------------------------------------------------------------------------------------------------------------------------


                                                       Distribution by State

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
State                     Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                          122   $26,775,519       12.16%       6.627%        614    $219,471       74.67%     100.00%       95.33%
MD                           79    14,604,859        6.64        7.307         591     184,872       82.72      100.00        98.80
NJ                           72    13,534,981        6.15        7.230         581     187,986       75.76      100.00        98.39
VA                           75    13,507,555        6.14        7.374         612     180,101       84.03      100.00        99.17
FL                           68    10,090,567        4.58        7.691         594     148,391       84.03      100.00        90.52
MN                           52     8,096,378        3.68        7.380         603     155,700       82.02      100.00        97.69
NV                           40     7,933,681        3.60        7.285         598     198,342       76.99      100.00        90.54
MO                           71     7,471,326        3.39        7.631         610     105,230       84.47      100.00        99.33
AZ                           53     7,325,059        3.33        7.494         610     138,209       84.58      100.00        98.64
TX                           85     7,198,610        3.27        8.487         592      84,690       80.97      100.00        99.16
Other                       816   103,571,303       47.05        7.634         608     126,926       83.59      100.00        97.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,533  $220,109,838      100.00%       7.453%        604    $143,581       81.69%     100.00%       96.96%
------------------------------------------------------------------------------------------------------------------------------------


                                                        Distribution by Zip

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Zip                       Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
20002                         4      $944,999        0.43%       5.922%        632    $236,250       73.74%     100.00%      100.00%
02124                         4       845,041        0.38        6.740         593     211,260       60.77      100.00        88.58
89074                         3       801,844        0.36        7.300         613     267,281       80.25      100.00       100.00
89052                         3       761,215        0.35        6.875         615     253,738       73.82      100.00        58.69
20748                         4       753,570        0.34        6.774         576     188,392       88.13      100.00       100.00
93312                         4       707,002        0.32        6.887         628     176,750       80.81      100.00       100.00
89121                         4       693,081        0.31        7.422         599     173,270       87.59      100.00       100.00
11422                         2       687,391        0.31        4.880         687     343,695       75.00      100.00       100.00
55303                         3       646,229        0.29        7.843         601     215,410       93.53      100.00       100.00
89015                         3       640,929        0.29        7.582         610     213,643       85.55      100.00       100.00
Other                     1,499   212,628,536       96.60        7.476         604     141,847       81.78      100.00        97.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,533  $220,109,838      100.00%       7.453%        604    $143,581       81.69%     100.00%       96.96%
------------------------------------------------------------------------------------------------------------------------------------


                                            Distribution by Remaining Months to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
Remaining Months      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
To Maturity               Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
241 - 360                 1,533  $220,109,838      100.00%       7.453%        604    $143,581       81.69%     100.00%       96.96%
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,533  $220,109,838      100.00%       7.453%        604    $143,581       81.69%     100.00%       96.96%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                 Distribution by Amortization Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Amortization Type         Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                  1,471  $209,657,396       95.25%       7.487%        604    $142,527       81.96%     100.00%       96.99%
3 YR ARM                     55     9,002,523        4.09        6.554         621     163,682       76.05      100.00        98.05
1 YR ARM                      7     1,449,919        0.66        8.092         598     207,131       77.78      100.00        85.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,533  $220,109,838      100.00%       7.453%        604    $143,581       81.69%     100.00%       96.96%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Initial Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Initial Periodic Cap      Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
3.00%                     1,533  $220,109,838      100.00%       7.453%        604    $143,581       81.69%     100.00%       96.96%
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,533  $220,109,838      100.00%       7.453%        604    $143,581       81.69%     100.00%       96.96%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Periodic Cap              Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                     1,526  $218,659,919       99.34%       7.448%        604    $143,290       81.72%     100.00%       97.03%
2.00%                         7     1,449,919        0.66        8.092         598     207,131       77.78      100.00        85.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,533  $220,109,838      100.00%       7.453%        604    $143,581       81.69%     100.00%       96.96%
------------------------------------------------------------------------------------------------------------------------------------


                                                Distribution by Months to Rate Reset

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
Months To             Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Rate Reset                Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 12                        7    $1,449,919        0.66%       8.092%        598    $207,131       77.78%     100.00%       85.12%
13 - 24                   1,471   209,657,396       95.25        7.487         604     142,527       81.96      100.00        96.99
25 - 36                      55     9,002,523        4.09        6.554         621     163,682       76.05      100.00        98.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,533  $220,109,838      100.00%       7.453%        604    $143,581       81.69%     100.00%       96.96%
------------------------------------------------------------------------------------------------------------------------------------


                                                 Distribution by Life Maximum Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
Life Maximum          Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Rate                      Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below              170   $31,022,325       14.09%       5.605%        633    $182,484       72.79%     100.00%       98.01%
12.00 - 12.49%              144    24,282,950       11.03        6.266         622     168,632       75.66      100.00        96.63
12.50 - 12.99%              231    37,889,771       17.21        6.773         624     164,025       81.17      100.00        95.02
13.00 - 13.49%              151    22,719,105       10.32        7.248         603     150,458       83.90      100.00        96.30
13.50 - 13.99%              269    38,338,182       17.42        7.741         602     142,521       87.12      100.00        97.94
14.00 - 14.49%              158    21,119,054        9.59        8.260         592     133,665       87.07      100.00        95.15
14.50 - 14.99%              147    18,569,045        8.44        8.713         584     126,320       86.85      100.00        99.60
15.00 - 15.49%               87     9,934,228        4.51        9.242         573     114,187       82.68      100.00        98.19
15.50 - 15.99%               63     6,304,145        2.86        9.737         557     100,066       81.25      100.00        95.26
16.00% & Above              113     9,931,031        4.51       10.759         537      87,885       78.49      100.00        98.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,533  $220,109,838      100.00%       7.453%        604    $143,581       81.69%     100.00%       96.96%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                       Distribution by Margin

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Margin                    Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               536   $85,304,480       38.76%       6.367%        630    $159,150       75.67%     100.00%       95.28%
5.00 - 5.49%                247    36,392,854       16.53        7.294         615     147,339       86.94      100.00        98.02
5.50 - 5.99%                200    28,274,904       12.85        7.731         602     141,375       88.44      100.00        98.23
6.00 - 6.49%                238    34,088,075       15.49        8.166         586     143,227       89.56      100.00        98.28
6.50 - 6.99%                100    12,447,475        5.66        8.599         570     124,475       80.03      100.00        98.91
7.00% & Above               212    23,602,050       10.72        9.650         543     111,330       76.83      100.00        96.89
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,533  $220,109,838      100.00%       7.453%        604    $143,581       81.69%     100.00%       96.96%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           The Group II Mortgage Loans

Scheduled Principal Balance:                                       $222,201,536
Number of Mortgage Loans:                                                 1,318
Average Scheduled Principal Balance:                                   $168,590
Weighted Average Gross Coupon:                                            7.518%
Weighted Average Net Coupon:(1)                                           6.983%
Weighted Average Current FICO Score:                                        605
Weighted Average Original LTV Ratio:                                      81.50%
Weighted Average Effective Original LTV Ratio:(2)                         75.55%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll:(3)                                          22
Weighted Average Gross Margin:(3)                                          5.36%
Weighted Average Initial Rate Cap:(3)                                      3.00%
Weighted Average Periodic Rate Cap:(3)                                     1.02%
Weighted Average Gross Maximum Lifetime Rate:(3)                          13.52%

(1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing, trustee and transaction oversight manager fees. .

(2) Represents the recalculated LTV based on the Mortgage Insurance covered loans on the aggregate pool.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                                              Distribution by Current Principal Balance

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
Current               Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Principal Balance         Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             121    $4,558,757        2.05%       8.601%        579     $37,676       77.17%     100.00%       88.51%
$50,001 - $75,000           133     8,312,564        3.74        8.295         586      62,500       81.30      100.00        96.58
$75,001 - $100,000          152    13,368,809        6.02        8.021         594      87,953       80.05      100.00        96.94
$100,001 - $125,000         174    19,612,589        8.83        8.176         592     112,716       82.78      100.00        96.93
$125,001 - $150,000         152    20,963,197        9.43        7.775         598     137,916       80.89      100.00        94.11
$150,001 - $200,000         218    37,706,917       16.97        7.728         593     172,968       81.86      100.00        98.54
$200,001 - $250,000         114    25,261,285       11.37        7.565         595     221,590       81.57      100.00        95.74
$250,001 - $300,000          75    20,521,751        9.24        7.365         604     273,623       81.55       98.60        94.81
$300,001 - $350,000          57    18,773,034        8.45        7.233         614     329,351       80.36       98.24        94.72
$350,001 - $400,000          60    22,894,870       10.30        6.866         627     381,581       83.85      100.00        96.80
$400,001 & Above             62    30,227,764       13.60        6.784         632     487,545       80.79      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,318  $222,201,536      100.00%       7.518%        605    $168,590       81.50%      99.72%       96.64%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Gross Coupon

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
Gross Coupon          Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
(%)                       Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.49 & Below                  8    $3,564,714        1.60%       5.101%        680    $445,589       77.02%     100.00%      100.00%
5.50 - 5.99                  69    19,059,660        8.58        5.807         645     276,227       76.67       98.49        97.43
6.00 - 6.49                  60    13,248,426        5.96        6.225         639     220,807       78.00      100.00        96.25
6.50 - 6.99                 278    54,656,834       24.60        6.772         614     196,607       78.53      100.00        95.74
7.00 - 7.49                 124    22,644,738       10.19        7.241         611     182,619       83.25      100.00        96.40
7.50 - 7.99                 262    43,157,991       19.42        7.714         602     164,725       85.32      100.00        96.22
8.00 - 8.49                  76    11,797,642        5.31        8.240         590     155,232       87.63       97.19        99.49
8.50 - 8.99                 216    29,854,717       13.44        8.725         585     138,216       84.97      100.00        97.25
9.00 - 9.49                  62     8,045,675        3.62        9.263         556     129,769       77.67      100.00        93.88
9.50 & Above                163    16,171,139        7.28        9.887         549      99,209       79.37      100.00        97.90
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,318  $222,201,536      100.00%       7.518%        605    $168,590       81.50%      99.72%       96.64%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Distribution by FICO

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
FICO                      Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                   9    $1,937,355        0.87%       6.837%        763    $215,262       85.95%     100.00%       92.82%
720 - 739                     8     2,694,910        1.21        5.908         731     336,864       81.70      100.00        92.71
700 - 719                    13     2,227,403        1.00        6.650         713     171,339       86.82      100.00        95.80
680 - 699                    32     7,592,915        3.42        6.434         688     237,279       84.68      100.00       100.00
660 - 679                    60    13,747,313        6.19        6.588         668     229,122       79.51      100.00        90.72
640 - 659                   111    22,212,499       10.00        6.930         648     200,113       84.46       98.51        97.39
620 - 639                   157    29,067,523       13.08        7.212         629     185,143       84.28       99.01        96.82
600 - 619                   225    39,798,440       17.91        7.547         609     176,882       84.78      100.00        97.07
580 - 599                   203    34,122,232       15.36        7.553         589     168,090       82.74      100.00        96.65
560 - 579                   196    29,678,070       13.36        7.576         569     151,419       80.22      100.00        96.74
540 - 559                   143    19,165,539        8.63        8.078         549     134,025       74.32      100.00        96.92
520 - 539                   123    15,744,920        7.09        9.238         529     128,007       75.78      100.00        97.48
500 - 519                    36     4,142,123        1.86        9.576         508     115,059       63.95      100.00       100.00
NA                            2        70,295        0.03        9.300           0      35,148       80.00      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,318  $222,201,536      100.00%       7.518%        605    $168,590       81.50%      99.72%       96.64%
------------------------------------------------------------------------------------------------------------------------------------


                                                        Distribution by Lien

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Lien                      Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                     1,318  $222,201,536      100.00%       7.518%        605    $168,590       81.50%      99.72%       96.64%
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,318  $222,201,536      100.00%       7.518%        605    $168,590       81.50%      99.72%       96.64%
------------------------------------------------------------------------------------------------------------------------------------


                                            Distribution by Mortgage Insurance Provider

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
Mortgage Insurance    Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Provider                  Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
LTV <=80%                   646  $109,222,802       49.15%       7.252%        600    $169,076       72.74%      99.74%       93.74%
Radian                      154    28,859,378       12.99        7.674         619     187,399       91.28       98.85        98.82
PMI MI                      175    26,772,396       12.05        7.884         606     152,985       90.63      100.00        99.04
MGIC                        140    22,761,968       10.24        7.849         612     162,585       89.57      100.00       100.00
UGRIC                       124    20,980,831        9.44        7.695         608     169,200       88.93      100.00        99.82
RMIC                         77    12,938,078        5.82        7.735         594     168,027       87.74      100.00       100.00
LTV > 80% and No MI           2       666,084        0.30        8.506         588     333,042       95.00      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,318  $222,201,536      100.00%       7.518%        605    $168,590       81.50%      99.72%       96.64%
------------------------------------------------------------------------------------------------------------------------------------


                                               Distribution by Effective Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
Effective             Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Original LTV              Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               80   $12,311,498        5.54%       7.560%        582    $153,894       49.63%     100.00%       87.50%
60.01 - 65.00%               93    15,461,598        6.96        8.072         610     166,254       84.18      100.00        96.31
65.01 - 70.00%               93    15,165,643        6.83        7.310         590     163,071       68.75      100.00        92.37
70.01 - 75.00%              119    19,009,288        8.55        7.254         592     159,742       74.03      100.00        89.80
75.01 - 80.00%              931   159,587,424       71.82        7.508         609     171,415       85.74       99.61        98.58
80.01% & Above                2       666,084        0.30        8.506         588     333,042       95.00      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,318  $222,201,536      100.00%       7.518%        605    $168,590       81.50%      99.72%       96.64%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Original LTV              Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               80   $12,311,498        5.54%       7.560%        582    $153,894       49.63%     100.00%       87.50%
60.01 - 65.00%               44     6,559,481        2.95        7.667         574     149,079       62.86      100.00        91.30
65.01 - 70.00%               93    15,165,643        6.83        7.310         590     163,071       68.75      100.00        92.37
70.01 - 75.00%              119    19,009,288        8.55        7.254         592     159,742       74.03      100.00        89.80
75.01 - 80.00%              310    56,176,891       25.28        7.120         612     181,216       79.59       99.49        97.10
80.01 - 85.00%              230    36,492,260       16.42        7.591         591     158,662       84.61      100.00        98.26
85.01 - 90.00%              248    43,469,206       19.56        7.649         610     175,279       89.69       99.24       100.00
90.01 - 95.00%              145    24,115,151       10.85        8.059         625     166,311       94.89      100.00       100.00
95.01 - 100.00%              49     8,902,117        4.01        8.371         636     181,676       99.89      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,318  $222,201,536      100.00%       7.518%        605    $168,590       81.50%      99.72%       96.64%
------------------------------------------------------------------------------------------------------------------------------------

                                                   Distribution by Documentation

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Documentation             Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full                      1,199  $194,940,604       87.73%       7.582%        603    $162,586       82.10%     100.00%       97.31%
Full Doc w/12Mo
Bank Stmnts                 105    24,555,590       11.05        7.013         621     233,863       77.92      100.00        92.08
Full Doc w/6Mo
Bank Stmnts                  12     2,087,162        0.94        7.591         593     173,930       66.13      100.00        86.57
Stated Income                 2       618,180        0.28        7.081         644     309,090       85.36        0.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,318  $222,201,536      100.00%       7.518%        605    $168,590       81.50%      99.72%       96.64%
------------------------------------------------------------------------------------------------------------------------------------


                                                      Distribution by Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Purpose                   Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cash-Out Refinance          716  $120,039,999       54.02%       7.489%        592    $167,654       77.77%     100.00%       96.26%
Purchase                    488    85,257,259       38.37        7.587         622     174,707       86.87       99.27        97.61
Rate-Term Refinance         114    16,904,278        7.61        7.370         607     148,283       80.89      100.00        94.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,318  $222,201,536      100.00%       7.518%        605    $168,590       81.50%      99.72%       96.64%
------------------------------------------------------------------------------------------------------------------------------------


                                                     Distribution by Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Occupancy                 Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence         1,262  $214,730,017       96.64%       7.521%        604    $170,151       81.89%      99.71%      100.00%
Investment                   41     5,332,733        2.40        7.487         616     130,067       69.67      100.00         0.00
Second Home                  15     2,138,786        0.96        7.309         620     142,586       70.87      100.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,318  $222,201,536      100.00%       7.518%        605    $168,590       81.50%      99.72%       96.64%
------------------------------------------------------------------------------------------------------------------------------------


                                                   Distribution by Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Property Type             Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family             1,219  $205,020,401       92.27%       7.512%        605    $168,187       81.69%      99.70%       97.16%
Condo                        54     9,279,847        4.18        7.509         608     171,849       79.43      100.00        93.31
2-4 Units                    38     6,541,152        2.94        7.765         597     172,136       77.85      100.00        84.18
PUD                           7     1,360,136        0.61        7.244         585     194,305       83.59      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,318  $222,201,536      100.00%       7.518%        605    $168,590       81.50%      99.72%       96.64%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                       Distribution by State

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
State                     Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                          134   $36,715,336       16.52%       6.808%        619    $273,995       78.66%     100.00%       95.85%
MD                           76    17,864,413        8.04        7.163         607     235,058       80.84       98.39        96.58
NJ                           71    16,197,323        7.29        7.310         607     228,131       75.14      100.00        95.45
VA                           66    14,002,604        6.30        7.738         600     212,161       86.48      100.00        99.08
FL                           85    13,469,536        6.06        7.739         597     158,465       84.67      100.00        97.09
NY                           39     8,002,569        3.60        7.463         601     205,194       75.92      100.00        88.02
TX                           67     6,955,999        3.13        7.774         602     103,821       77.42      100.00        95.50
MN                           39     6,688,085        3.01        7.621         602     171,489       84.04      100.00        97.76
MO                           57     6,673,170        3.00        7.957         616     117,073       86.41      100.00       100.00
AZ                           36     6,433,256        2.90        7.832         602     178,702       86.30      100.00        96.82
Other                       648    89,199,246       40.14        7.773         600     137,653       82.60       99.63        97.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,318  $222,201,536      100.00%       7.518%        605    $168,590       81.50%      99.72%       96.64%
------------------------------------------------------------------------------------------------------------------------------------


                                                        Distribution by Zip

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Zip                       Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
20772                         5    $1,377,741        0.62%       6.259%        603    $275,548       82.01%     100.00%      100.00%
21401                         4     1,152,616        0.52        6.899         610     288,154       73.26      100.00       100.00
20866                         2     1,088,235        0.49        6.487         681     544,117       82.37      100.00       100.00
92881                         2       877,473        0.39        6.301         615     438,736       87.76      100.00       100.00
20011                         3       857,094        0.39        7.080         610     285,698       75.46      100.00       100.00
22602                         3       852,578        0.38        8.233         632     284,193       96.92      100.00       100.00
20019                         4       849,018        0.38        7.291         610     212,255       88.92      100.00       100.00
93030                         2       803,759        0.36        6.347         642     401,880       84.89      100.00       100.00
91915                         2       782,600        0.35        5.696         648     391,300       82.06      100.00       100.00
21045                         3       777,020        0.35        8.026         623     259,007       91.83      100.00       100.00
Other                     1,288   212,783,402       95.76        7.549         604     165,205       81.39       99.71        96.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,318  $222,201,536      100.00%       7.518%        605    $168,590       81.50%      99.72%       96.64%
------------------------------------------------------------------------------------------------------------------------------------

                                            Distribution by Remaining Months to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
Remaining Months      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
To Maturity               Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
241 - 360                 1,318  $222,201,536      100.00%       7.518%        605    $168,590       81.50%      99.72%       96.64%
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,318  $222,201,536      100.00%       7.518%        605    $168,590       81.50%      99.72%       96.64%
------------------------------------------------------------------------------------------------------------------------------------


                                                 Distribution by Amortization Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
Amortization          Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Type                      Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                  1,262  $211,026,606       94.97%       7.529%        604    $167,216       81.44%      99.71%       96.71%
3 YR ARM                     45     7,725,045        3.48        7.122         616     171,668       81.77      100.00        96.26
1 YR ARM                     11     3,449,885        1.55        7.724         612     313,626       84.19      100.00        93.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,318  $222,201,536      100.00%       7.518%        605    $168,590       81.50%      99.72%       96.64%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Initial Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
Initial               Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Periodic Cap              Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
3.00%                     1,318  $222,201,536      100.00%       7.518%        605    $168,590       81.50%      99.72%       96.64%
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,318  $222,201,536      100.00%       7.518%        605    $168,590       81.50%      99.72%       96.64%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Periodic Cap              Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                     1,307  $218,751,651       98.45%       7.515%        605    $167,369       81.45%      99.72%       96.69%
2.00%                        11     3,449,885        1.55        7.724         612     313,626       84.19      100.00        93.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,318  $222,201,536      100.00%       7.518%        605    $168,590       81.50%      99.72%       96.64%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Months to Rate Reset

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
Months To             Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Rate Reset                Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 12                       11    $3,449,885        1.55%       7.724%        612    $313,626       84.19%     100.00%       93.34%
13 - 24                   1,262   211,026,606       94.97        7.529         604     167,216       81.44       99.71        96.71
25 - 36                      45     7,725,045        3.48        7.122         616     171,668       81.77      100.00        96.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,318  $222,201,536      100.00%       7.518%        605    $168,590       81.50%      99.72%       96.64%
------------------------------------------------------------------------------------------------------------------------------------


                                                 Distribution by Life Maximum Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
Life Maximum          Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Rate                      Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below               77   $22,624,374       10.18%       5.696%        651    $293,823       76.73%      98.73%       97.83%
12.00 - 12.49%               60    13,248,426        5.96        6.225         639     220,807       78.00      100.00        96.25
12.50 - 12.99%              278    54,656,834       24.60        6.772         614     196,607       78.53      100.00        95.74
13.00 - 13.49%              124    22,644,738       10.19        7.241         611     182,619       83.25      100.00        96.40
13.50 - 13.99%              262    43,157,991       19.42        7.714         602     164,725       85.32      100.00        96.22
14.00 - 14.49%               76    11,797,642        5.31        8.240         590     155,232       87.63       97.19        99.49
14.50 - 14.99%              216    29,854,717       13.44        8.725         585     138,216       84.97      100.00        97.25
15.00 - 15.49%               62     8,045,675        3.62        9.263         556     129,769       77.67      100.00        93.88
15.50 - 15.99%              130    13,261,452        5.97        9.752         551     102,011       80.43      100.00        97.44
16.00% & Above               33     2,909,688        1.31       10.501         537      88,172       74.54      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,318  $222,201,536      100.00%       7.518%        605    $168,590       81.50%      99.72%       96.64%
------------------------------------------------------------------------------------------------------------------------------------

                                                       Distribution by Margin

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                   Pct. Of                  Weighted                  Avg.
                                                   Pool By     Weighted        Avg.      Avg.       Combined                   Pct.
                      Number of     Principal    Principal    Avg. Gross     Current  Principal     Original   Pct. Full     Owner
Margin                    Loans       Balance      Balance      Coupon        FICO     Balance        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               438   $87,638,771       39.44%       6.602%        635    $200,089       77.67%      99.67%       95.87%
5.00 - 5.49%                210    38,671,763       17.40        7.345         606     184,151       84.60       99.14        94.84
5.50 - 5.99%                190    30,364,033       13.67        7.800         600     159,811       88.42      100.00        97.38
6.00 - 6.49%                211    29,803,764       13.41        8.315         586     141,250       88.09      100.00        99.19
6.50 - 6.99%                 84    12,192,328        5.49        8.488         568     145,147       78.25      100.00       100.00
7.00% & Above               185    23,530,877       10.59        9.337         540     127,194       75.00      100.00        96.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,318  $222,201,536      100.00%       7.518%        605    $168,590       81.50%      99.72%       96.64%
------------------------------------------------------------------------------------------------------------------------------------

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